VANGUARD(R) GROWTH AND INCOME FUND

          SEMIANNUAL REPORT
[GRAPHICS APPEAR HERE]
                                    MARCH 31, 2003

                                    [THE VANGUARD GROUP(R) LOGO]

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.


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SUMMARY
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*    The Investor  Shares of the Growth and Income Fund returned 2.7% during the first six months of the 2003 fiscal year.

* The fund's return lagged those of its average competitor and the Standard & Poor's 500 Index.

* The fund was hampered by its emphasis on value-oriented stocks, which did not enjoy the same gains that growth-oriented shares did during the period.

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CONTENTS
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   1 Letter from the Chairman

   5 Report from the Adviser

   7 Fund Profile

   8 Glossary of Investment Terms

   9 Performance Summary

  10 Results of Proxy Voting

  11 Financial Statements

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LETTER FROM THE CHAIRMAN
                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN
Fellow Shareholder,

The Investor Shares of Vanguard(R) Growth and Income Fund returned 2.7% in the first half of the fund's 2003 fiscal year. This result fell short of the returns of the average mutual fund competitor and the fund's primary benchmark, the Standard & Poor's 500 Index. The subpar performance was primarily the result of the fund's focus on large-capitalization value-oriented stocks, which did not perform as well in the period as their growth- oriented counterparts.
     The adjacent table presents the fund's returns, along with those of the average large-cap core fund and the S&P 500 Index. Details of the fund's performance, including changes in net asset values and per-share distri-bution amounts for Investor and Admiral Shares, can be found on page 4.

-----------------------------------------
TOTAL RETURNS           SIX MONTHS ENDED
                          MARCH 31, 2003
-----------------------------------------
VANGUARD GROWTH AND INCOME FUND
  Investor Shares                    2.7%
  Admiral Shares                     2.8
Average Large-Cap Core Fund*         3.3
S&P 500 Index                        5.0
-----------------------------------------
*Derived from data provided by Lipper Inc.

AS WAR LOOMED, STOCKS POSTED A SIX-MONTH GAIN
After 21/2 years of overall decline, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a 4.5% gain for the six months ended March 31.
     But getting to that healthy return was a roller-coaster ride: The stock market plunged almost to a seven-year low in early October, then surged, then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties--the latter including rising unemployment, industrial weakness, and surging energy prices.
     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-cap stocks fared better than small-caps during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap

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Admiral(TM)  Shares A  lower-cost  class of shares  available  to many  longtime shareholders and to those with significant investments in the fund.
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                                                                               1

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MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2003

                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   5.0%       -24.5%        -3.6%
Russell 2000 Index (Small-caps)                   1.4        -27.0         -4.1
Wilshire 5000 Index (Entire market)               4.5        -24.0         -3.9
MSCI All Country World Index Free
  ex USA (International)                         -0.9        -22.2         -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       3.0%        11.7%         7.5%
  (Broad taxable market)
Lehman Municipal Bond Index                       1.2          9.9          6.1
Citigroup 3-Month
  Treasury Bill Index                             0.7          1.6          4.1
================================================================================
CPI
Consumer Price Index                              1.8%         3.0%         2.6%
--------------------------------------------------------------------------------
*Annualized.

value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent bear market--posted the highest gain in the semi-annual period: 20.4% for tech shares in the Russell 1000 Index.

FED SLASHED SHORT-TERM INTEREST RATES, BUT BOND YIELDS CREPT UPWARD
Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.
     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices. Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Bond Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

THE FUND WAS NOT IN THE RIGHT PLACES AT THE RIGHT TIMES
By design, your fund attempts to mirror the fundamental characteristics of the S&P 500 Index, while seeking to outpace it by selecting stocks that the adviser, Franklin Portfolio Associates, feels are poised to achieve solid returns. In choosing these stocks, the adviser relies on quantitative models that favor stocks with price/book and price/earnings ratios somewhat below the averages for these measures in the index.

     Despite some excellent stock-picking in the materials & processing and financial services sectors, the fund's shortfalls more than offset its successes during the period. Financial services stocks made a very strong recovery in the fourth quarter of 2002, but could not keep up the momentum in the first three months of 2003. Nevertheless, these stocks generally ended the six-month period in positive territory. The sector in which the fund fell short most disappointingly was technology, which enjoyed the highest six-month return of any sector in the S&P 500 Index. Despite having a higher weighting in technology than that of the index, the fund's tech holdings nonetheless substantially underperformed (by some 8%) their index counterparts. Some inopportune buying and selling decisions in the utilities and consumer discretionary sectors also detracted from the fund's performance.
     For information on specific securities held by the fund, see the Report from the Adviser on page 5.

--------------------------------------------------------------------------------
The fund's holdings in the technology sector were its most disappointing. Despite its relatively higher weighting in this sector, the fund held tech stocks that lagged those in the index significantly.
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OLD LESSONS HAVE TAKEN ON NEW RELEVANCE
The   financial   markets   have   taught  us  some   difficult--and   sometimes
painful--lessons over the past three years. One lesson that stands out is the importance of holding a balanced portfolio of stocks, bonds, and cash investments that is consistent with your risk tolerance and tailored to your individual needs and goals. Broad diversification can blunt the pain of declines in one asset class, while allowing you to participate in the strong performance of another.
     A second lesson is the importance of low costs to your long-term investing success. During 2002, the average large-cap core fund carried an expense ratio--annualized operating costs as a percentage of average net assets--of 1.41%, or $14.10 for every $1,000 invested. By contrast, during its 2003 fiscal half-year, the Growth and Income Fund's Investor Shares had a much lower expense ratio--just 0.49%, or $4.90 for every $1,000 invested. (The fund's Admiral Shares featured an even lower expense ratio of 0.34%.) That difference is money that stays in your account and continues to work on your behalf.
     Backed by a talented, dedicated management team and a commitment to low costs, the Growth and Income Fund can play an integral role in a carefully thought-out, diversified portfolio. You can use this fund as a core stock-fund holding, then supplement it with investments in index or actively managed stock and bond funds that focus on other segments of those markets.

     We appreciate your continued confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

April 14, 2003


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YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2002-MARCH 31, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                       -------------------------
                          STARTING         ENDING         INCOME         CAPITAL
                       SHARE PRICE    SHARE PRICE      DIVIDENDS           GAINS
--------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares           $20.68         $21.10         $0.155          $0.000
  Admiral Shares             33.78          34.47          0.278           0.000
--------------------------------------------------------------------------------

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REPORT FROM THE ADVISER

Though returns from U.S. stocks were modestly positive during the past six months, there was an interesting dichotomy in the performance of the markets during fourth-quarter 2002 and first-quarter 2003.

A TALE OF TWO MARKETS
During the final three months of 2002, the investment environment was dominated by the energetic performances of companies with high volatility and the lowest fundamental (earnings- and growth-related) momentum and price momentum. Stocks of technology and telecommunications firms that had experienced the poorest returns since the start of the bear market in March 2000 generated the highest returns in the fourth quarter. It may be that investors bid up those downtrodden stocks that would benefit most in the initial phase of an economic expansion (especially one with a focus on capital expenditures).
     In contrast, the investment environment during the first quarter of 2003 was in many respects muted and seemingly poised for news. The volatility of individual stock returns dropped to the lowest level since the first half of 1998. While stocks in aggregate made forceful moves up and down during the quarter, individual stock returns were caught in a fairly narrow band relative to each other. The environment in the first quarter may be indicative of a strong "wait and see" attitude.

SIGNS OF PROMISE AMONG ECONOMIC UNCERTAINTIES
Despite a stimulative fiscal policy and historically low interest rates, the fiscal half-year exhibited few signs of an imminent acceleration in economic growth or a turnaround in corporate profits. Corporate America seemed to remain focused on cutting costs and mending balance sheets, rather than contemplating new business investment. Furthermore, consumers appeared to be "tapped out," as evidenced by the softness in auto sales and a slowdown in new-home sales and mortgage refinancing that intensified toward the end of the period.
     In this environment, the lackluster results of equity investments in the first quarter are understandable. But if you accept that the economic and market environment may be relatively stable in the near future and that corporate fiscal housekeeping is both healthy and necessary to establish a solid base for future growth, then perhaps the intermediate-term investment environment for stocks will be mildly positive. Given the current operating leverage in U.S. companies, relatively moderate

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INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
--------------------------------------------------------------------------------
economic growth could fuel a respectable rebound in profits that could translate into moderate returns for equity investors.

OUR FUND'S SUCCESSES
We seek to identify, and invest in, stocks that are attractively priced relative to their peers. We deliberately minimize the style characteristics and industry composition of the fund relative to the S&P 500 Index (the fund's benchmark) to allow stock selection to drive active returns. Returns that exceed those of the passively managed S&P 500 should come from our stock-selection skills.
     Over the last six months a number of positions generated positive returns for shareholders. The largest contributors were Guidant (vascular medical instruments), Countrywide Financial (mortgage banking and financial services), Citigroup (banking and financial services), Hewlett-Packard (computers), and Merck (drugs). The fund also benefitted from not holding poor performers, such as the beleaguered AOL Time Warner.

OUR FUND'S SHORTFALLS
Unfortunately, there are always investments that fail to perform as initially forecast. Positions that we overweighted relative to the S&P 500 and that hurt performance included Amerada Hess (energy reserves), UnumProvident (life and health insurance), ALLTEL (wireless communications), Applera Corp.-Applied Biosystems Group (biotechnology instruments and materials), and TECO Energy (electric utility). Verizon Communications (telecommunications) was the only nonholding of any size whose absence had a material, negative impact on the fund's performance relative to our index benchmark for the six months.

THE FUND'S POSITIONING
Companies continue to streamline operations and clean up balance sheets, preparing for future economic expansion. Despite uncertainty about the timing and strength of an economic recovery, we think shareholders are well served by a core commitment to large-cap U.S. stocks such as those found in your fund.
     We remain focused on our investment discipline as it applies to stock selection, portfolio construction, and implementation, and we continue to believe the Growth and Income Fund is well positioned to outperform the S&P 500 Index. Our investment process has produced compelling results relative to our average peer. The Growth and Income Fund is oriented toward the stocks we consider most undervalued, and portfolio risk is focused to minimize exposure to characteristics we believe are unrewarded.

John S. Cone, CFA, President and Chief Executive Officer
Franklin Portfolio Associates, LLC                                April 11, 2003

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FUND PROFILE                                                As of March 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.

GROWTH AND INCOME FUND
------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                              COMPARATIVE        BROAD
                       FUND        INDEX*      INDEX**
------------------------------------------------------
Number of Stocks        135           500        5,590
Median Market Cap    $34.4B        $44.2B       $26.1B
Price/Earnings Ratio  15.8x         19.9x        20.4x
Price/Book Ratio       2.4x          2.6x         2.4x
Yield                  1.9%          1.8%
  Investor Shares      1.6%
  Admiral Shares       1.8%
Return on Equity      21.5%         22.7%        20.9%
Earnings Growth Rate  12.9%          8.1%         8.4%
Foreign Holdings       0.0%          0.3%         0.3%
Turnover Rate          90%+            --           --
Expense Ratio                          --           --
  Investor Shares    0.49%+
  Admiral Shares     0.34%+
Cash Investments       0.6%            --           --
------------------------------------------------------

------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

General Electric Co.                              4.5%
  (conglomerate)
Microsoft Corp.                                   4.4
  (software)
Citigroup, Inc.                                   3.3
  (banking)
ExxonMobil Corp.                                  3.0
  (oil)
Procter & Gamble Co.                              2.9
  (consumer products)
Merck & Co., Inc.                                 2.8
  (pharmaceuticals)
American International Group, Inc.                2.3
  (insurance)
Pfizer, Inc.                                      2.2
  (pharmaceuticals)
Wells Fargo & Co.                                 2.2
  (banking)
Cisco Systems, Inc.                               2.1
  (computer hardware)
------------------------------------------------------
Top Ten 29.7%
------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

------------------------------------------------------
VOLATILITY MEASURES
                       COMPARATIVE               BROAD
              FUND          INDEX*     FUND    INDEX**
------------------------------------------------------
R-Squared     0.98            1.00     0.97       1.00
Beta          0.98            1.00     0.93       1.00
------------------------------------------------------

------------------------------------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

MARKET CAP                                       LARGE
STYLE                                            BLEND

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                       COMPARATIVE         BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                   1.2%                  2.5%          2.5%
Consumer Discretionary                 14.7                  13.7          15.3
Consumer Staples                        7.2                   8.1           7.1
Financial Services                     20.6                  21.1          22.0
Health Care                            15.1                  15.5          14.8
Integrated Oils                         5.4                   4.8           3.9
Other Energy                            1.3                   1.5           2.3
Materials & Processing                  2.1                   3.1           3.7
Producer Durables                       2.4                   3.6           3.8
Technology                             16.2                  13.9          13.1
Utilities                               7.9                   7.3           6.9
Other                                   5.9                   4.9           4.6
--------------------------------------------------------------------------------
 *S&P 500 Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

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PERFORMANCE SUMMARY                                         As of March 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) September 30, 1992-March 31, 2003

[BAR CHART APPEARS HERE - SCALE -40 TO 60%]

    FISCAL YEAR      GROWTH AND INCOME INVESTOR SHARES             S&P 500 Index
           1993                                   19.6                      13.0
           1994                                    1.2                       3.7
           1995                                   29.9                      29.7
           1996                                   17.7                      20.3
           1997                                   45.6                      40.4
           1998                                    4.5                       9.0
           1999                                   30.2                      27.8
           2000                                   16.2                      13.3
           2001                                  -26.9                     -26.6
           2002                                  -18.0                     -20.5
           2003*                                   2.7                       5.0
--------------------------------------------------------------------------------
*Six months ended March 31, 2003.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003
                                                                            TEN YEARS
                                               ONE        FIVE    -----------------------------
                       INCEPTION DATE         YEAR       YEARS    CAPITAL     INCOME      TOTAL
-----------------------------------------------------------------------------------------------
Growth and Income Fund
  Investor Shares          12/10/1986      -24.18%      -3.39%      7.08%      1.67%      8.75%
  Admiral Shares            5/14/2001      -24.07      -16.88*        --         --         --
-----------------------------------------------------------------------------------------------
*Return since inception.

--------------------------------------------------------------------------------
Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the share- holder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                             FOR           WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan           3,351,276,690         80,562,585                 97.7%
Charles D. Ellis          3,347,602,791         84,236,484                 97.5
Rajiv L. Gupta            3,341,393,697         90,445,578                 97.4
JoAnn Heffernan Heisen    3,347,706,386         84,132,889                 97.5
Burton G. Malkiel         3,341,454,373         90,384,902                 97.4
Alfred M. Rankin, Jr.     3,350,295,686         81,543,589                 97.6
J. Lawrence Wilson        3,340,413,431         91,425,843                 97.3
--------------------------------------------------------------------------------

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                         BROKER       PERCENTAGE
          FOR        AGAINST         ABSTAIN          NON-VOTES              FOR
--------------------------------------------------------------------------------
2,908,139,560    171,773,340      93,122,475        258,803,900            84.7%
--------------------------------------------------------------------------------

Note: Vote tabulations are rounded to the nearest whole number.

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FINANCIAL STATEMENTS                                  March 31, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
GROWTH AND INCOME FUND                                    SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.2%)
  FedEx Corp.                                            636,700    $    35,063
  General Motors Corp.                                   725,700         24,398
                                                                    ------------
                                                                         59,461
                                                                    ------------
CONSUMER DISCRETIONARY (14.4%)
  Home Depot, Inc.                                     3,387,800         82,527
  The Walt Disney Co.                                  4,752,800         80,893
* Electronic Arts Inc.                                 1,280,300         75,077
  Wal-Mart Stores, Inc.                                1,386,700         72,150
  Lowe's Cos., Inc.                                    1,653,100         67,480
* Viacom Inc. Class B                                  1,762,367         64,362
  Kimberly-Clark Corp.                                   994,400         45,205
  Tribune Co.                                            986,700         44,411
  J.C. Penney Co., Inc. (Holding Company)              2,000,000         39,280
  Target Corp.                                           889,500         26,027
* eBay Inc.                                              261,700         22,320
* Federated Department Stores, Inc.                      757,400         21,222
  Eastman Kodak Co.                                      470,400         13,924
  McDonald's Corp.                                       882,600         12,762
* Clear Channel Communications, Inc.                     304,500         10,329
* Jones Apparel Group, Inc.                              293,000          8,037
  Meredith Corp.                                         207,300          7,915
  Sears, Roebuck & Co.                                   285,700          6,900
  Liz Claiborne, Inc.                                    191,900          5,934
* Reebok International Ltd.                               96,400          3,167
  Mattel, Inc.                                           114,100          2,567
* International Game Technology                           16,300          1,335
  Black & Decker Corp.                                    18,800            655
  Newell Rubbermaid, Inc.                                 13,400            380
                                                                    ------------
                                                                        714,859
                                                                    ------------
CONSUMER STAPLES (7.0%)
  Procter & Gamble Co.                                 1,629,900        145,143
  ConAgra Foods, Inc.                                  2,960,800         59,453
  Altria Group, Inc.                                   1,172,206         35,119
  Coca-Cola Enterprises, Inc.                          1,731,700         32,365
  Sara Lee Corp.                                       1,179,200         22,051
  Campbell Soup Co.                                      734,400         15,422
  PepsiCo, Inc.                                          291,500         11,660
  Adolph Coors Co. Class B                               216,900         10,520
  Colgate-Palmolive Co.                                  163,600          8,906
  Albertson's, Inc.                                      207,600          3,913
  Sysco Corp.                                             80,500          2,048
  The Pepsi Bottling Group, Inc.                          64,200          1,151
  The Coca-Cola Co.                                       21,900            887
                                                                    ------------
                                                                        348,638
                                                                    ------------
FINANCIAL SERVICES (20.2%)
  Citigroup, Inc.                                      4,782,500        164,757
  American International Group, Inc.                   2,284,958        112,991
  Wells Fargo & Co.                                    2,455,500        110,473
  Washington Mutual, Inc.                              2,055,671         72,504
  Countrywide Financial Corp.                          1,191,520         68,512
  Bank of America Corp.                                  940,280         62,848

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
GROWTH AND INCOME FUND                                    SHARES          (000)
--------------------------------------------------------------------------------
  The Hartford Financial Services Group Inc.           1,501,500    $    52,988
  National City Corp.                                  1,822,600         50,759
  U.S. Bancorp                                         2,381,100         45,193
  Progressive Corp. of Ohio                              703,599         41,730
  Fannie Mae                                             552,700         36,119
  Freddie Mac                                            511,300         27,150
  Bear Stearns Co., Inc.                                 376,900         24,725
  The Principal Financial Group, Inc.                    566,000         15,361
  Morgan Stanley                                         390,100         14,960
  First Tennessee National Corp.                         343,200         13,628
  UnumProvident Corp.                                  1,386,000         13,583
  SouthTrust Corp.                                       492,200         12,566
  SAFECO Corp.                                           333,200         11,652
  Automatic Data Processing, Inc.                        253,600          7,808
  MBNA Corp.                                             483,100          7,271
  State Street Corp.                                     196,900          6,228
  Union Planters Corp.                                   230,600          6,062
* SunGard Data Systems, Inc.                             246,800          5,257
  Allstate Corp.                                         107,300          3,559
  Capital One Financial Corp.                            101,300          3,040
  T. Rowe Price Group Inc.                               111,680          3,029
  John Hancock Financial Services, Inc.                   75,500          2,097
  Ambac Financial Group, Inc.                             39,800          2,011
  Ryder System, Inc.                                      52,000          1,066
                                                                    ------------
                                                                        999,927
                                                                    ------------
HEALTH CARE (14.8%)
  Merck & Co., Inc.                                    2,536,600        138,955
  Pfizer, Inc.                                         3,552,242        110,688
* Guidant Corp.                                        2,147,700         77,747
  Cardinal Health, Inc.                                1,327,025         75,601
  Pharmacia Corp.                                      1,646,418         71,290
  AmerisourceBergen Corp.                              1,143,500         60,034
  Becton, Dickinson & Co.                              1,454,300         50,086
  Johnson & Johnson                                      755,200         43,703
  Wyeth                                                  671,600         25,400
  Stryker Corp.                                          288,500         19,806
* WellPoint Health Networks Inc. Class A                 247,000         18,957
  Aetna Inc.                                             230,600         11,369
* Chiron Corp.                                           301,600         11,310
* Anthem, Inc.                                           104,500          6,923
  McKesson Corp.                                         244,500          6,095
  Health Management Associates Class A                   104,500          1,985
* Watson Pharmaceuticals, Inc.                            65,900          1,896
  UnitedHealth Group Inc.                                 17,800          1,632
                                                                    ------------
                                                                        733,477
                                                                    ------------
INTEGRATED OILS (5.3%)
  ExxonMobil Corp.                                     4,191,636        146,498
  Marathon Oil Corp.                                   2,949,300         70,695
  Occidental Petroleum Corp.                           1,529,200         45,815
                                                                    ------------
                                                                        263,008
                                                                    ------------
OTHER ENERGY (1.3%)
  Anadarko Petroleum Corp.                             1,426,400         64,901
                                                                    ------------
MATERIALS & PROCESSING (2.1%)
  E.I. du Pont de Nemours & Co.                        1,309,100         50,872
* Pactiv Corp.                                         1,352,900         27,464
  Sherwin-Williams Co.                                   687,257         18,164
  Archer-Daniels-Midland Co.                             534,100          5,768
  Sigma-Aldrich Corp.                                     34,700          1,544
                                                                    ------------
                                                                        103,812
                                                                    ------------
PRODUCER DURABLES (2.4%)
  United Technologies Corp.                              742,100         42,879
  The Boeing Co.                                       1,534,200         38,447
  Centex Corp.                                           306,800         16,678
  Illinois Tool Works, Inc.                              172,300         10,019
* Thermo Electron Corp.                                  288,100          5,215
  Pulte Homes, Inc.                                       84,500          4,238
                                                                    ------------
                                                                        117,476
                                                                    ------------
TECHNOLOGY (15.9%)
  Microsoft Corp.                                      9,095,426        220,200
* Cisco Systems, Inc.                                  8,104,700        105,199
  Intel Corp.                                          5,632,300         91,694
  QUALCOMM Inc.                                        1,989,300         71,734
  Motorola, Inc.                                       7,319,031         60,455
* Computer Sciences Corp.                              1,455,900         47,390
  Texas Instruments, Inc.                              2,825,200         46,248
  Hewlett-Packard Co.                                  2,735,500         42,537
  Applera Corp.-Applied Biosystems Group               1,769,000         28,003
  Raytheon Co.                                           943,300         26,761
  Rockwell Automation, Inc.                            1,165,600         24,128
  International Business Machines Corp.                  133,400         10,463
  Computer Associates International, Inc.                600,300          8,200
  PerkinElmer, Inc.                                      387,000          3,440
* Oracle Corp.                                            70,300            763
                                                                    ------------
                                                                        787,215
                                                                    ------------
UTILITIES (7.8%)
* NEXTEL Communications, Inc.                          4,603,000         61,634
  Sprint Corp.                                         5,149,100         60,502
  SBC Communications Inc.                              2,716,400         54,491
  Exelon Corp.                                         1,049,900         52,925
  ALLTEL Corp.                                         1,125,700         50,386
  Duke Energy Corp.                                    1,370,900         19,933
  TECO Energy, Inc.                                    1,784,500         18,969

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                          SHARES          (000)
--------------------------------------------------------------------------------
  NiSource, Inc.                                         983,500    $    17,900
* Comcast Corp. Class A                                  589,386         16,851
* Edison International                                   738,600         10,111
  NICOR Inc.                                             328,700          8,980
  Kinder Morgan, Inc.                                    174,400          7,848
  AT&T Corp.                                             178,885          2,898
  BellSouth Corp.                                         54,600          1,183
                                                                    ------------
                                                                        384,611
                                                                    ------------
OTHER (5.7%)
  General Electric Co.                                 8,673,600        221,177
  Fortune Brands, Inc.                                 1,149,400         49,275
  Textron, Inc.                                          501,100         13,760
  3M Co.                                                  13,500          1,755
                                                                    ------------
                                                                        285,967
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $4,976,024)                                                   4,863,352
--------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 1.26%, 6/19/2003                                     $ 4,800          4,788

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.32%, 4/1/2003                                         80,119         80,119
  1.32%, 4/1/2003--Note G                                 19,630         19,630
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $104,536)                                                       104,537
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $5,080,560)                                                   4,967,889
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     35,780
Liabilities--Note G                                                     (45,672)
                                                                    ------------
                                                                         (9,892)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $4,957,997
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.4% and 0.8%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $6,877,832
Undistributed Net Investment Income                                      12,306
Accumulated Net Realized Losses                                      (1,820,848)
Unrealized Appreciation (Depreciation)
  Investments Securities                                               (112,671)
  Futures Contracts                                                       1,378
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,957,997
================================================================================

Investor Shares--Net Assets
Applicable to 203,429,424 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $4,291,712
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $21.10
================================================================================

Admiral Shares--Net Assets
Applicable to 19,332,122 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $666,285
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $34.47
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                          GROWTH AND INCOME FUND
                                                 SIX MONTHS ENDED MARCH 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 47,458
  Interest                                                                  579
  Security Lending                                                           29
--------------------------------------------------------------------------------
    Total Income                                                         48,066
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             2,506
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     8,124
      Admiral Shares                                                        746
    Marketing and Distribution
      Investor Shares                                                       379
      Admiral Shares                                                         38
  Custodian Fees                                                             35
  Shareholders' Reports and Proxies
    Investor Shares                                                         192
    Admiral Shares                                                            2
  Trustees' Fees and Expenses                                                 4
--------------------------------------------------------------------------------
    Total Expenses                                                       12,026
    Expenses Paid Indirectly--Note D                                     (1,269)
--------------------------------------------------------------------------------
    Net Expenses                                                         10,757
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    37,309
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (281,744)
  Futures Contracts                                                      (5,517)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (287,261)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 374,374
  Futures Contracts                                                       8,096
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        382,470
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $132,518
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
GROWTH AND INCOME FUND

                                                      SIX MONTHS           YEAR
                                                           ENDED          ENDED
                                                   MAR. 31, 2003 SEPT. 30, 2002
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $ 37,309       $ 69,489
  Realized Net Gain (Loss)                              (287,261)      (987,410)
  Change in Unrealized Appreciation (Depreciation)       382,470       (157,124)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                    132,518     (1,075,045)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                      (32,167)       (65,377)
    Admiral Shares                                        (5,127)        (7,463)
  Realized Capital Gain
    Investor Shares                                           --             --
    Admiral Shares                                            --             --
--------------------------------------------------------------------------------
    Total Distributions                                  (37,294)       (72,840)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                       (131,361)    (1,043,809)
  Admiral Shares                                          50,024        264,567
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                 (81,337)      (779,242)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               13,887     (1,927,127)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  4,944,110      6,871,237
--------------------------------------------------------------------------------
  End of Period                                      $ 4,957,997    $ 4,944,110
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GROWTH AND INCOME FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS        YEAR
                                                ENDED       ENDED  JAN. 1 TO               YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                      MAR. 31,   SEPT. 30,  SEPT. 30,    -----------------------------------------
THROUGHOUT EACH PERIOD                           2003        2002      2001*       2000       1999       1998       1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $20.68      $25.50     $32.06     $37.08     $30.76     $26.19     $22.23
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                          .156         .27        .22        .35        .33        .32        .41
  Net Realized and Unrealized Gain (Loss)
    on Investments                               .419       (4.81)     (6.63)     (3.55)      7.60       5.86       7.15
-------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations             .575       (4.54)     (6.41)     (3.20)      7.93       6.18       7.56
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income          (.155)       (.28)      (.15)      (.35)      (.33)      (.33)      (.42)
  Distributions from Realized Capital Gains        --          --         --      (1.47)     (1.28)     (1.28)     (3.18)
-------------------------------------------------------------------------------------------------------------------------
    Total Distributions                         (.155)       (.28)      (.15)     (1.82)     (1.61)     (1.61)     (3.60)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $21.10      $20.68     $25.50     $32.06     $37.08     $30.76     $26.19
=========================================================================================================================

TOTAL RETURN                                    2.74%     -18.04%    -20.06%     -8.97%     26.04%     23.94%     35.59%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)         $4,292      $4,338     $6,382     $8,968     $8,816     $5,161     $2,142
  Ratio of Total Expenses to
    Average Net Assets                        0.49%**       0.45%    0.40%**      0.38%      0.37%      0.36%      0.36%
  Ratio of Net Investment Income to
    Average Net Assets                        1.43%**       1.02%    0.95%**      1.02%      1.04%      1.27%      1.74%
  Portfolio Turnover Rate                       90%**         70%        41%        65%        54%        47%        66%
=========================================================================================================================
 *The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Annualized.

16

GROWTH AND INCOME FUND ADMIRAL SHARES
-------------------------------------------------------------------------------------------
                                                  SIX MONTHS          YEAR
                                                       ENDED         ENDED      MAY 14* TO
                                                    MAR. 31,     SEPT. 30,       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2003          2002          2001**
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $33.78        $41.66          $50.00
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .273          .505             .20
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      .695        (7.877)          (8.29)
-------------------------------------------------------------------------------------------
    Total from Investment Operations                    .968        (7.372)          (8.09)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.278)        (.508)           (.25)
  Distributions from Realized Capital Gains               --            --              --
-------------------------------------------------------------------------------------------
    Total Distributions                                (.278)        (.508)           (.25)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $34.47        $33.78          $41.66
===========================================================================================

TOTAL RETURN                                           2.83%       -17.95%         -16.26%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $666          $606            $490
  Ratio of Total Expenses to Average Net Assets       0.34%+         0.34%          0.35%+
  Ratio of Net Investment Income to Average
    Net Assets                                        1.58%+         1.17%          1.04%+
  Portfolio Turnover Rate                               90%+           70%             41%
===========================================================================================
 *Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended March 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $943,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.94% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2003, these arrangements reduced the fund's expenses by $1,269,000 (an annual rate of 0.05% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $1,537,426,000 to offset future net capital gains of $19,126,000 through September 30, 2009, $776,477,000 through September 30, 2010, and $741,823,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At March 31, 2003, net unrealized depreciation of investment securities for tax purposes was $112,671,000, consisting of unrealized gains of $392,084,000 on securities that had risen in value since their purchase and $504,755,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                               (000)
                                              ----------------------------------
                                               AGGREGATE              UNREALIZED
                                NUMBER OF     SETTLEMENT            APPRECIATION
FUTURES CONTRACTS          LONG CONTRACTS          VALUE          (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                         305        $64,584                  $1,378
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended March 31, 2003, the fund purchased $2,258,422,000 of investment securities and sold $2,362,711,000 of investment securities, other than U.S. government securities and temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2003, was $18,969,000, for which the fund held cash collateral of $19,630,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED        YEAR ENDED
                                          MARCH 31, 2003     SEPTEMBER 30, 2002
                                      --------------------  --------------------
                                         AMOUNT    SHARES       AMOUNT   SHARES
                                          (000)     (000)        (000)    (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                              $ 354,300    16,206    $ 875,009   33,274
  Issued in Lieu of Cash Distributions   30,472     1,374       62,207    2,350
  Redeemed                             (516,133)  (23,934)  (1,981,025) (76,096)
                                      ------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                  (131,361)   (6,354)  (1,043,809) (40,472)
                                      ------------------------------------------
Admiral Shares
  Issued                                105,921     2,964      382,166    9,048
  Issued in Lieu of Cash Distributions    4,745       131        6,865      161
  Redeemed                              (60,642)   (1,719)    (124,464)  (3,007)
                                      ------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                     50,024     1,376      264,567    6,202
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[THE VANGUARD GROUP(R) LOGO WITH SHIP]
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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
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are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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All rights reserved.
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Corporation, Distributor.

Q932 052003